UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant To Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[x]  Definitive information statement

                              ALABAMA POWER COMPANY
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2004
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                              WWW.ALABAMAPOWER.COM

                                                            (ALABAMA POWER LOGO)

                             ALABAMA POWER COMPANY
                              BIRMINGHAM, ALABAMA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2004

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Alabama Power Company will be held at The Beach Club, 925 Beach Club Trail, Gulf Shores, Alabama 36542 on April 23, 2004 at 8:00 a.m., central time, to elect 16 members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 19, 2004 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

William E. Zales, Jr.
Vice President and Corporate Secretary

Birmingham, Alabama
March 30, 2004

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................     1
Shareholder Proposals.......................................     1
Nominees for Election as Directors..........................     2
Corporate Governance........................................     4
Communications to the Board.................................     6
Board Attendance at Annual Shareholders Meeting.............     6
Audit Committee Report......................................     7
Compensation and Management Succession Committee Report.....     9
Compensation Committee Interlocks and Insider
  Participation.............................................    11
Certain Relationships and Related Transactions..............    11
Executive Compensation Information..........................    12
Stock Ownership Table.......................................    16
Appendix A -- Southern Company Audit Committee Charter......   A-1
Appendix B -- Policy on Engagement of Independent Auditor
  For Audit and Non-Audit Services..........................   B-1

                             INFORMATION STATEMENT

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by Alabama Power Company (the "Company") in connection with the 2004 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on April 23, 2004 at 8:00 a.m., central time, at The Beach Club, 925 Beach Club Trail, Gulf Shores, Alabama 36542. This Information Statement is initially being provided to shareholders on or about March 30, 2004.

At the meeting, we will elect 16 members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of March 19, 2004 are entitled to notice of and to vote at the meeting. On that date, there were 7,750,000 common shares outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also 475,115 shares of preferred stock and 12,001,250 shares of Class A preferred stock outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote. Each share of the 4.20% Series, the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series of outstanding preferred stock, with par value of $100 per share, counts as two-fifths vote, each share of the 5.20% Series, the 5.30% Series and the 5.83% Series of outstanding Class A preferred stock, with stated capital of $25 per share, counts as one-tenth vote and each share of the Flexible Money Market Class A preferred stock, with stated capital of $100,000 per share, counts as 400 votes. Neither the Company's charter nor by-laws provides for cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2005 Annual Meeting, shareholder proposals must be received by the Company no later than January 28, 2005.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

A board of 16 directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor board. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2003, with the exception of Mr. Johns, whose age is as of the date of his election in January 2004.

CHARLES D. MCCRARY - Director since 2001
Mr. McCrary, 52, is president and chief executive officer of the Company and executive vice president of Southern Company. He served as president and chief operating officer of the Company from April 2001 to October 2001 and vice president of Southern Company from February 1998 to April 2001. He served as executive vice president of external affairs of the Company from April 1994 through February 1998. He is a director of AmSouth Bancorporation and Southern Company system company -- Southern Power Company.

WHIT ARMSTRONG - Director since 1982
Mr. Armstrong, 56, is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama. He is also president, chairman and chief executive officer of Enterprise Capital Corporation, Inc. He is a director of Enstar Group, Inc.

DAVID J. COOPER, SR. - Director since 1998
Mr. Cooper, 58, is president of Cooper/T. Smith Corporation (a maritime company with a core business of stevedoring and tugboats). He is a director of Cooper/T. Smith Corporation and subsidiaries, American Equity Underwriters, Inc., Mobile, Alabama, and SouthTrust Corporation.

H. ALLEN FRANKLIN - Director since 1999
Mr. Franklin, 59, is chairman, president and chief executive officer of Southern Company. He served as president and chief executive officer of Southern Company from March 2001 to April 2001 and president and chief operating officer from June 1999 to March 2001. He served as executive vice president of Southern Company and president and chief executive officer of Georgia Power from January 1994 to June 1999. He is a director of SouthTrust Corporation, Vulcan Materials Company and Southern Company system companies -- Georgia Power Company, Gulf Power Company and Southern Power Company.

R. KENT HENSLEE - Director since 1999
Mr. Henslee, 68, is managing partner of the law firm of Henslee, Robertson, Strawn & Knowles, L.L.C., Gadsden, Alabama.

JOHN D. JOHNS - Director since 2004
Mr. Johns, 51, has served as chairman, president and chief executive officer of Protective Life Corporation (holding company whose subsidiaries provide insurance and other financial services), Birmingham, Alabama, since January 2003. He served as president and chief executive officer from January 2002 to January 2003. He served as president and chief operating officer from August 1996 until December 2001. He is also a director of Alabama National BanCorporation, Genuine Parts Company and John H. Harland Company.

CARL E. JONES, JR. - Director since 1988
Mr. Jones, 63, is chairman, president and chief executive officer of Regions Financial Corporation (bank holding company), Birmingham, Alabama.

PATRICIA M. KING - Director since 1997
Ms. King, 58, is president and chief executive officer of King Motor Co., Inc., King's Highway, Inc. and King Imports, Inc. (automobile dealerships), Anniston, Alabama.

JAMES K. LOWDER - Director since 1997
Mr. Lowder, 54, is chairman of The Colonial Company (real estate development and sales), Montgomery, Alabama.

WALLACE D. MALONE, JR. - Director since 1990
Mr. Malone, 67, is chairman and chief executive officer of SouthTrust Corporation (bank holding company), Birmingham, Alabama.

MALCOLM PORTERA - Director since 2003
Dr. Portera, 57, has served as chancellor of The University of Alabama System, Tuscaloosa, Alabama, since January 2002. He served as president of Mississippi State University from January 1998 to December 2001. He is a director of Protective Life Corporation and Regions Financial Corporation.

ROBERT D. POWERS - Director since 1992
Mr. Powers, 53, is president of The Eufaula Agency, Inc. (real estate and insurance), Eufaula, Alabama.

C. DOWD RITTER - Director since 1997
Mr. Ritter, 56, is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama.

JAMES H. SANFORD - Director since 1983
Mr. Sanford, 59, is chairman of HOME Place Farms, Inc. (diversified farmers and data processing), Prattville, Alabama. He is also president of Autauga Quality Cotton Association, Prattville, Alabama. He is chairman of Sylvest Farms, Inc., Montgomery, Alabama. He is a director of The Federal Reserve Bank of Atlanta, Birmingham Branch.

JOHN C. WEBB, IV - Director since 1977
Mr. Webb, 61, is president of Webb Lumber Company, Inc. (wholesale lumber and wood products sales), Demopolis, Alabama.

JAMES W. WRIGHT - Director since 2000
Mr. Wright, 60, is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. He is also chairman and chief executive officer of Birthright Incorporated (bank holding company).

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as the owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

--------------------------------------------------------------------------------
CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?
The Company is managed by a core group of officers and governed by a board of directors which has been set at a total not to exceed 25 members. The current nominees for election as directors consist of 16 members -- 14 non-employees, the chief executive officer of the Company and the chief executive officer of Southern Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?
  - Standard Arrangements. The following compensation was paid to the Company's directors during 2003 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.

    Cash Retainer Fee.....................  $17,000
    Stock Retainer Fee....................  520 shares of Southern Company common stock
    Meeting Fee...........................  $900 for each board or committee meeting attended

  - Pension Plan. There is no pension plan for non-employee directors.
  - Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2003 in addition to or in lieu of that specified by the standard arrangements specified above.

NEW GOVERNANCE POLICIES AND PROCESSES
The Company has reviewed the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the proposed and final rules of the U.S. Securities and Exchange Commission (the "SEC") and the final listing standards of the New York Stock Exchange (the "NYSE") relating to corporate governance. Based on the SEC's Final Rule: Standards Relating to Listed Company Audit Committees, the Company is exempt from the audit committee requirements set forth in Section 301 of the Sarbanes-Oxley Act and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert. The Company is also exempt from a majority of the NYSE's listing standards relating to corporate governance. The Company has voluntarily complied with certain of the NYSE's listing standards relating to corporate governance where such compliance is in the best interest of the Company's shareholders.

EXECUTIVE SESSIONS

It is the policy of the directors to hold an executive session of the non-management directors without management participation at each scheduled board of directors meeting. The chairman of the Controls and Compliance Committee presides over such executive sessions. Information on how to communicate with the chairman of the Controls and Compliance Committee or the non-management directors is provided under "Communications to the Board" below.

COMMITTEES OF THE BOARD

CONTROLS AND COMPLIANCE COMMITTEE:
  - Members are Mr. Webb, Chairman; Mr. Henslee and Mr. Lowder
  - Met twice in 2003
  - Oversees the Company's internal control and compliance matters

Prior to April 25, 2003, the Company had an Audit Committee composed of Messrs. Webb, Henslee and Lowder. On April 25, 2003, the Board amended the Company's By-laws to remove the provision requiring the Board to have an audit committee. The Company's Audit Committee met twice prior to its dissolution.

The Company's Controls and Compliance Committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides broad oversight of the Company's financial reporting and control functions. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, alternative financial treatments, proposed adjustments and control recommendations. Such discussions also include significant management judgments and estimates, reporting or operational issues and changes in accounting principles, as well as any disagreements with management. The Southern Company Audit Committee also is responsible for recommending the filing of the Company's annual financial statements with the SEC.

The Southern Company board of directors amended its Audit Committee Charter in 2003. Under the charter, the Southern Company Audit Committee has authority to appoint, compensate and oversee the work of the independent auditors. The Southern Company Audit Committee charter is attached to this Information Statement as Appendix A.

COMPENSATION COMMITTEE:
  - Members are Mr. Malone, Chairman; Mr. Franklin, ex officio; Mr. Armstrong and Dr. Portera
  - Met three times in 2003
  - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to the Southern Company Compensation and Management Succession Committee on the performance and compensation of its chief executive officer and makes recommendations regarding the fees paid to members of the board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

NOMINATING COMMITTEE:
  - Members are Mr. Ritter, Chairman; Mr. Franklin, ex officio; Mr. Cooper and Mr. Sanford
  - Met three times in 2003
  - Considers and recommends nominees for election as directors

The Nominating Committee, with input from the Company's chief executive officer, identifies director nominees. The Nominating Committee evaluates candidates based on the requirements set forth in the Company's By-Laws and regulatory requirements applicable to the Company.

Southern Company owns all the Company's common stock, and, as a result, Southern Company's affirmative vote is sufficient to elect director nominees. Consequently, the Nominating Committee does not accept proposals from preferred shareholders regarding potential candidates for director nominees. Southern Company's chief executive officer is an ex officio member of the Nominating Committee and may propose on behalf of Southern Company potential candidates for director nominees at any meeting of the Nominating Committee.

EXECUTIVE COMMITTEE:
  - Members are Mr. McCrary, Chairman; Mr. Jones; Mr. Malone and Mr. Ritter
  - Met one time in 2003
  - Acts in place of full board on matters that require board action between scheduled meetings of the board to the extent permitted by law and within certain limits set by the board

NUCLEAR SAFETY COMMITTEE:
  - Members are Mr. Powers, Chairman; Ms. King; Dr. William Walker and Mr.
    Wright
  - Met three times in 2003
  - Reviews nuclear operations activities

--------------------------------------------------------------------------------

The board of directors met five times in 2003. Average director attendance at all board and committee meetings was 90 percent. No nominee attended less than 75 percent of applicable meetings.

--------------------------------------------------------------------------------

COMMUNICATIONS TO THE BOARD
--------------------------------------------------------------------------------

Shareholders and other parties interested in communicating directly with the Company's board of directors, the Chairman of the Controls and Compliance Committee or the non-management directors can contact them by writing c/o Corporate Secretary, Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291 or by sending an email to apcocorpsec@southernco.com. The Corporate Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the Chairman of the Controls and Compliance Committee. The Corporate Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

--------------------------------------------------------------------------------

BOARD ATTENDANCE AT ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

The Company does not have a policy relating to attendance at the Company's annual meeting of shareholders by directors. The Company does not solicit proxies for the election of directors because the affirmative vote of Southern Company is sufficient to elect the nominees and, therefore, holders of the Company's preferred stock rarely attend the annual meeting. Consequently, a policy encouraging directors to attend the annual meeting of shareholders is not necessary. One of the Company's 16 directors attended the Company's 2003 annual meeting of shareholders.

--------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the board of directors of Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee also reviews the Company's quarterly and annual reports on Forms 10-Q and 10-K prior to filing with the SEC. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, rules and regulations of the SEC and the NYSE Corporate Governance Rules. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the Public Company Accounting Oversight Board, which, on an interim basis, has adopted Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also meets privately with Southern Company's compliance officer. The Committee held 12 meetings during 2003.

In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and filed with the Securities and Exchange Commission. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2004. At the 2004 annual meeting of Southern Company's shareholders, its shareholders will be asked to ratify the Committee's selection of the independent auditors.

Members of the Committee:

J. Neal Purcell, Chairman
Dorrit J. Bern
Donald M. James
Zack T. Pate

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the two most recent fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal public accountant for 2002 and 2003.

                                                              2002     2003
                                                              (IN THOUSANDS)
Audit Fees(1)                                                 $553    $  904
Audit-Related Fees(2)                                           32       322
Tax Fees                                                        11         5
All Other Fees                                                  --        --
----------------------------------------------------------------------------
Total                                                         $596    $1,231
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) Includes services performed in connection with financing transactions.
(2) Includes internal control review services and accounting consultations.

The Southern Company Audit Committee (on behalf of Southern Company and all of its subsidiaries, including the Company) has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all audit-related and tax services included in the chart above have been pre-approved by the Southern Company Audit Committee. The Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services is attached to this Information Statement as Appendix B.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the Board of Directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants for fiscal year 2002 and engaged Deloitte & Touche to serve as the Company's principal public accountants.

Arthur Andersen's report on the financial statements of the Company for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Such report has not been re-issued in connection with the Company's financial statements included in the annual report on Form 10-K for the year ended December 31, 2003.

During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:
  - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;
  - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and
  - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of Deloitte & Touche is expected to be present at the meeting unless no later than three business days prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent, non-employee directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY
The executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's and Southern Company's short-and long-term performance. With the objective of maximizing Southern Company shareholder value over time, our program aligns the interests of our executives and the Company's and Southern Company's shareholders.

DETERMINATION OF TOTAL EXECUTIVE COMPENSATION
The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Twelve of these companies are included in the 22 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

COMPONENTS OF TOTAL EXECUTIVE COMPENSATION
The primary components of the executive compensation program are:

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives.

The Company also provides certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each executive, including Mr. McCrary, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program. The 2003 base pay level for the named executive officers, including Mr. McCrary, was at or near the median.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2003.

PERFORMANCE GOALS
Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the Company's adjusting goals. All performance goals were set in the first quarter of the year.

For 2003, the corporate performance goals included specific targets for:

- Southern Company earnings -- earnings per share ("EPS") and
- The Company's return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's and Southern Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability and diversity.

A target percentage of base pay is established for each named executive officer based on his or her position level, for target-level performance. Annual performance bonuses may range from 0 percent of the target to 240 percent based on actual corporate performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year. The Committee also capped the maximum amount for the annual performance bonus for each named executive officer at 0.6 percent of Southern Company's net income.

ANNUAL BONUS PAYMENTS
Performance met or exceeded the target levels in all areas in 2003, resulting in bonuses that exceeded the target levels.

Mr. McCrary's annual performance bonus under the Omnibus Incentive Compensation Plan for target-level performance was 75 percent of his base pay. The target percentage of base pay for the other named executive officers ranged from 50 to 55 percent. Each individual's bonus paid for 2003 performance was based 30% on the degree of achievement of Southern Company's EPS goal and 70% on the degree of achievement of the Company's ROE goal. Performance for both goals exceeded the target, resulting in bonus payouts to all named executive officers that exceeded their respective targets.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS
Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 22 percent of Mr. McCrary's total target compensation, and 19 to 22 percent for the other named executive officers. The size of prior grants was not considered in determining the size of the grants made in 2003. These options vest over a three-year period.

PERFORMANCE DIVIDENDS
The named executive officers, including Mr. McCrary, also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the year if Southern Company total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the total Southern Company shareholder return over the period is below the 30th percentile. For eligible stock options held on December 31, 2003, all named executive officers received a payout of $1.385 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because the policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of the Company's and Southern Company's shareholders. The Committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chairman
D.P. Amos
T.F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2003, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. Whit Armstrong is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama; Mr. Carl E. Jones, Jr. is chairman, president and chief executive officer of Regions Financial Corporation, Birmingham, Alabama; Mr. Wallace D. Malone is chairman and chief executive officer of SouthTrust Corporation, Birmingham, Alabama; Mr. C. Dowd Ritter is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama; and Mr. James W. Wright is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. During 2003, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all the aforesaid banks in the future. In 2003, the Company paid to Webb Lumber Company, Inc. $73,925 for specialty lumber needed for generating facility outage work. Mr. John C. Webb is president of Webb Lumber Company, Inc. During 2003, Iris Franklin, daughter-in-law of director H. Allen Franklin, was employed by the Company as a market specialist. Iris Franklin received compensation from the Company of $61,398 in 2003. During 2003, Jeff Franklin, son of H. Allen Franklin, was employed by the Company as an assistant to an executive vice president. Jeff Franklin received compensation from the Company of $92,227 in 2003.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
The Company has adopted Southern Company's Change in Control Plan, which is applicable to certain of its officers, and has entered into individual change in control agreements with Messrs. McCrary and C. Alan Martin. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:
      - lump sum payment of two or three times annual compensation,
      - up to five years' coverage under group health and life insurance plans,
      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,
      - payment of any accrued long-term and short-term bonuses and dividend equivalents and
      - payment of any excise tax liability incurred as a result of payments made under any individual agreements.

A Southern Company change in control is defined under the agreements as:
      - acquisition of at least 20 percent of Southern Company's stock,
      - a change in the majority of the members of Southern Company's board of directors in connection with an actual or threatened change in control,
      - a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or
      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the agreements as:
      - acquisition of at least 50 percent of the Company's stock,
      - a merger or other business combination unless Southern Company controls the surviving entity or
      - a sale of substantially all of the assets of the Company.

Southern Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On August 22, 2002, the Company and Mr. William B. Hutchins, III entered into a retention agreement which provides that if Mr. Hutchins remains employed as chief financial officer of the Company until April 1, 2004 or later, upon his subsequent retirement from the Company, he will receive a severance payment of $838,157 on his retirement date.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the Chief Executive Officer and the other four most highly compensated executive officers of the Company serving during 2003.

                                                                                          LONG-TERM COMPENSATION
                                                                                         -------------------------
                                                      ANNUAL COMPENSATION                  NUMBER OF
                                          --------------------------------------------    SECURITIES     LONG-TERM
                                                                          OTHER ANNUAL    UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                                        COMPENSATION   STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                                  YEAR   SALARY ($)   BONUS ($)       ($)          (SHARES)       ($)(1)        ($)(2)
---------------------------------------------------------------------------------------------------------------------------------
CHARLES D. MCCRARY                        2003    521,649      694,948        9,111         72,054        483,081       26,180
President, Chief Executive                2002    493,604      673,140       34,993         79,571        374,984       24,101
Officer and Director                      2001    391,647      438,652       91,403         92,338        284,529      118,975
---------------------------------------------------------------------------------------------------------------------------------
C. ALAN MARTIN                            2003    346,112      337,538        9,987         41,359        261,977       21,857
Executive Vice President                  2002    332,846      330,083       14,221         46,113        254,790       16,879
                                          2001    314,887      231,178        1,157         64,908        211,498       16,342
---------------------------------------------------------------------------------------------------------------------------------
WILLIAM B. HUTCHINS, III                  2003    316,131      280,769        4,287         32,022        197,374       17,554
Executive Vice President,                 2002    301,663      271,958       24,520         35,362        243,179       39,179
Chief Financial Officer and               2001    290,103      180,167       37,141         75,124        238,231       53,847
Treasurer
---------------------------------------------------------------------------------------------------------------------------------
STEVE R. SPENCER                          2003    290,026      283,698        7,502         29,414        164,081       16,536
Executive                                 2002    268,940      242,874       42,890         31,581        148,131       33,263
Vice President                            2001    250,082      180,049       46,695         47,289        128,869       61,735
---------------------------------------------------------------------------------------------------------------------------------
JERRY L. STEWART                          2003    265,028      297,171       17,963         30,381        178,471       49,116
Senior Vice President                     2002    236,673      267,000        1,376         26,286        159,914       48,207
                                          2001    210,870      178,418      112,574         44,789        138,332      111,280
---------------------------------------------------------------------------------------------------------------------------------

(1) Payout of performance dividend equivalents on stock options granted after 1996 that were held by the named executive officer at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2001, 2002 and 2003, respectively. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the last year of the performance period if Southern Company total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. If Southern Company total shareholder return is below the 30th percentile, no dividend equivalents are paid. For eligible stock options held on December 31, 2001, 2002 and 2003, all named executive officers received a payout of $1.34, $1.355 and $1.385 per option, respectively.

(2) Company contributions in 2003 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP) and tax sharing benefits paid to participants who elected receipt of dividends on Southern Company's common stock held in the ESP are provided in the following table:

                                                                      ESP TAX
NAME                                     ESP     ESOP     SBP     SHARING BENEFITS
----------------------------------------------------------------------------------
Charles D. McCrary                      $6,946   $744   $18,490         $ --
----------------------------------------------------------------------------------
C. Alan Martin                           8,063   744      9,050           --
----------------------------------------------------------------------------------
William B. Hutchins, III                 8,613   744      7,303          894
----------------------------------------------------------------------------------
Steve R. Spencer                         6,864   744      4,928           --
----------------------------------------------------------------------------------
Jerry L. Stewart                         9,000   744      4,372           --
----------------------------------------------------------------------------------

     In 2003, Messrs. Martin, Spencer and Stewart received additional incentive compensation of $4,000, $4,000 and $35,000, respectively.

     In 2002, Messrs. Hutchins, Spencer and Stewart received additional incentive compensation of $20,000, $20,000 and $35,000, respectively.

     In 2001, Messrs. McCrary, Hutchins, Spencer and Stewart received additional incentive compensation of $100,000, $35,000, $50,000 and $100,000, respectively.

STOCK OPTION GRANTS IN 2003

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2003.

                              NUMBER OF
                              SECURITIES   PERCENT OF TOTAL
                              UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                               OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
            NAME              GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
----------------------------------------------------------------------------------------------------
Charles D. McCrary              72,054           6.0             27.98      02/14/2013     258,674
----------------------------------------------------------------------------------------------------
C. Alan Martin                  41,359           3.4             27.98      02/14/2013     148,479
----------------------------------------------------------------------------------------------------
William B. Hutchins, III        32,022           2.7             27.98      02/14/2013     114,959
----------------------------------------------------------------------------------------------------
Steve R. Spencer                29,414           2.4             27.98      02/14/2013     105,596
----------------------------------------------------------------------------------------------------
Jerry L. Stewart                30,381           2.5             27.98      02/14/2013     109,068
----------------------------------------------------------------------------------------------------

(1) Under the terms of the Omnibus Incentive Compensation Plan, stock option grants to the named executive officers were made on February 14, 2003 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company common stock on the date granted. Options may be transferred to a revocable trust and for Mr. McCrary, options may also be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 1,200,580 stock options were granted in 2003 to employees of the Company.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:

--------------------------------------------------
              RISK-FREE      DIVIDEND    EXPECTED
VOLATILITY  RATE OF RETURN    YIELD        TERM
--------------------------------------------------
    23.59%       2.72%         4.90%    4.28 years
--------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2003 by the named executive officers and the value of unexercised options held by them as of December 31, 2003.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               NUMBER OF                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES       VALUE       OPTIONS AT YEAR-END(#)           AT YEAR-END($)(2)
                              ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
            NAME              EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
Charles D. McCrary                   --           --      192,915        155,880       2,256,633       711,584
-----------------------------------------------------------------------------------------------------------------
C. Alan Martin                   40,243      649,251       95,416         93,737         977,887       452,729
-----------------------------------------------------------------------------------------------------------------
William B. Hutchins, III         68,982      949,995       61,870         80,638         519,100       420,633
-----------------------------------------------------------------------------------------------------------------
Steve R. Spencer                 20,266      269,308       52,239         66,231         488,509       322,779
-----------------------------------------------------------------------------------------------------------------
Jerry L. Stewart                 19,539      292,000       66,025         62,835         754,159       298,327
-----------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) This column represents the excess of the fair market value of Southern Company common stock of $30.25 per share, as of December 31, 2003, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2003.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE
The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers at the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                YEARS OF ACCREDITED SERVICE
              ---------------------------------------------------------------
REMUNERATION     15         20         25         30         35         40
-----------------------------------------------------------------------------
$ 100,000     $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $ 68,000
   300,000      76,500    102,000    127,500    153,000    178,500    204,000
   500,000     127,500    170,000    212,500    255,000    297,500    340,000
   700,000     178,500    238,000    297,500    357,000    416,500    476,000
   900,000     229,500    306,000    382,500    459,000    535,500    612,000
 1,100,000     280,500    374,000    467,500    561,000    654,500    748,000
 1,300,000     331,500    442,000    552,500    663,000    773,500    884,000

As of December 31, 2003, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                                                ACCREDITED
NAME                                                          COMPENSATION   YEARS OF SERVICE
---------------------------------------------------------------------------------------------
Charles D. McCrary                                             $1,017,144           29
---------------------------------------------------------------------------------------------
C. Alan Martin                                                    584,734           31
---------------------------------------------------------------------------------------------
William B. Hutchins, III                                          509,889           37
---------------------------------------------------------------------------------------------
Steve R. Spencer                                                  474,427           24
---------------------------------------------------------------------------------------------
Jerry L. Stewart                                                  453,954           30
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2003. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2003.

                                                                                 SHARES BENEFICIALLY
                                                                                   OWNED INCLUDE:
                                                                                 -------------------
                                                                                 SHARES INDIVIDUALS
                                                                     SHARES        HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES                                       BENEFICIALLY    ACQUIRE WITHIN 60
AND EXECUTIVE OFFICERS                  TITLE OF SECURITY           OWNED(1)           DAYS(2)
----------------------------------------------------------------------------------------------------
Whit Armstrong                    Southern Company Common Stock       23,989
----------------------------------------------------------------------------------------------------
David J. Cooper, Sr.              Southern Company Common Stock        6,349
----------------------------------------------------------------------------------------------------
H. Allen Franklin                 Southern Company Common Stock    1,249,368          1,207,841
----------------------------------------------------------------------------------------------------
R. Kent Henslee                   Southern Company Common Stock       10,108
----------------------------------------------------------------------------------------------------
John D. Johns                     Southern Company Common Stock            0
----------------------------------------------------------------------------------------------------
Carl E. Jones, Jr.                Southern Company Common Stock       16,759
----------------------------------------------------------------------------------------------------
Patricia M. King                  Southern Company Common Stock        2,389
----------------------------------------------------------------------------------------------------
James K. Lowder                   Southern Company Common Stock       10,651
----------------------------------------------------------------------------------------------------
Wallace D. Malone, Jr.            Southern Company Common Stock        2,642
----------------------------------------------------------------------------------------------------
Charles D. McCrary                Southern Company Common Stock      259,492            256,031
----------------------------------------------------------------------------------------------------
Malcolm Portera                   Southern Company Common Stock        1,150
----------------------------------------------------------------------------------------------------
Robert D. Powers                  Southern Company Common Stock        2,903
----------------------------------------------------------------------------------------------------
C. Dowd Ritter                    Southern Company Common Stock        2,389
----------------------------------------------------------------------------------------------------
James H. Sanford                  Southern Company Common Stock        5,477
----------------------------------------------------------------------------------------------------
William F. Walker                 Southern Company Common Stock        1,030
----------------------------------------------------------------------------------------------------
John C. Webb, IV                  Southern Company Common Stock       11,803
----------------------------------------------------------------------------------------------------
James W. Wright                   Southern Company Common Stock        3,196
----------------------------------------------------------------------------------------------------
William B. Hutchins, III          Southern Company Common Stock      103,833             94,542
----------------------------------------------------------------------------------------------------
C. Alan Martin                    Southern Company Common Stock      139,343            135,304
----------------------------------------------------------------------------------------------------
Steve R. Spencer                  Southern Company Common Stock       89,481             80,770
----------------------------------------------------------------------------------------------------
Jerry L. Stewart                  Southern Company Common Stock       98,639             92,361
----------------------------------------------------------------------------------------------------
Directors, Nominees and
  Executive Officers as a group   Southern Company Common Stock    2,040,991          1,866,849
----------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned Column.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a).

                                                                      APPENDIX A

                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.   COMPOSITION

    The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.  PURPOSE

    To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

III. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary. In the execution of its duties, the Committee will report to the Board of Directors.

IV. MEETING REQUIREMENTS

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.  RESPONSIBILITIES

     A.  Financial Reporting and Independent Audit Process -
        The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

        1. Provide oversight of the independent audit process, including direct responsibility for:

           a.   Annual appointment of the independent auditors.

           b.   Compensation of the independent auditors.

           c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

           d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

           e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

           f.   Evaluation of the independent auditors' performance.

           g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

        2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

        3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

           a. The review and discussion will be based on timely reports from the independent auditors, including:

              i.   All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

              iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

           b. In addition, the following items will also be reviewed and discussed:

              i.   Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

              iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v.   Any audit problems or difficulties and management's response.

        4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

     B. Internal Control -- The responsibility of the Committee in the area of internal control, in addition to the actions described in Section
         (V).(A.)., is to:

        1.   Provide oversight of the internal audit function including:

           a.   Review of audit plans, budgets and staffing levels.

           b.   Review of audit results.

           c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

        2. Assess management's response to any reported weaknesses or compliance deficiencies.

        3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

           a.   Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

           b. Review of plans and activities of the Company's Corporate Compliance Officer.

           c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

           d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

           e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

        4. Review the quality assurance practices of the internal auditing function and the independent auditors.

        5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

     C.  Conduct an annual self-assessment of the Committee's performance.

     D.  Other

        1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

        2. Report Committee activities and findings to the Board on a regular basis.

        3. Report Committee activities in the Company's annual proxy statement to shareholders.

        4. Review this charter at least annually and recommend appropriate changes.

                                         ADOPTED ON FEBRUARY 17, 2003

                                         BY THE SOUTHERN COMPANY

                                         BOARD OF DIRECTORS

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                                                                      APPENDIX B

                                SOUTHERN COMPANY

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

                                       B-1

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